                     COLUMBIA WANGER ASSET MANAGEMENT, L.P.
                              COLUMBIA ACORN TRUST
                              WANGER ADVISORS TRUST
                                 CODE OF ETHICS


                           EFFECTIVE FEBRUARY 1, 2005

          Table of Contents
          OVERVIEW AND DEFINITIONS                                                      PAGE
          Overview                                                                       3
          Things You Need to Know to Use This Code                                       4
          Definitions                                                                    5-7

PART I    STATEMENT OF GENERAL PRINCIPLES (APPLIES TO ALL EMPLOYEES)
          A.  Compliance with the Spirit of the Code                                     8
          B.  Additional Codes of Ethics                                                 8
          C.  Nonpublic Information                                                      9
          D.  Reporting Violations of CWAM Code of Ethics                                9
          E.  Compliance with Federal Securities Laws                                    9

PART II   PROHIBITED TRANSACTIONS AND ACTIVITIES (APPLIES TO ALL EMPLOYEES)
          A.  Prohibition on Fraudulent and Deceptive Acts                               10
          B.  Restrictions Applicable to All Employees with respect to Redemptions
              or Exchanges of Open-end Mutual Fund Investments                           10
          C.  Restrictions Applicable to All Employees with Respect to Transactions
              in Bank of America's Retirement Plans                                      11
          D.  Trading Restrictions Applicable to All Access Persons                      11-13
              1.  Prohibition on Trading Securities Being Purchased, Sold or
                  Considered for Purchase or Sale by a Client Account                    11
              2.  Pre-clearance of Transactions                                          12
              3.  Fourteen Calendar Day Blackout Period                                  12
              4.  Initial Public Offerings, Hedge Funds and Private Placements           12
              5.  Short-Term Trading (60 Calendar Days)                                  13
              6.  Prohibition on Excessive Trading                                       13
              7.  Closed-end Funds Advised by Bank of America                            13
          E.  Additional Trading Restrictions Applicable to Investment Persons           13-15
          F.  Exempt Transactions                                                        15
          G.  Restriction on Service as Officer or Director                              16
          H.  Participation in Investment Clubs                                          16
          I.  Additional Restrictions for Specific Sub-Groups                            16
          J.  Gifts                                                                      16
          K.  Penalties for Non-Compliance                                               16

PART III  ADMINISTRATION AND REPORTING REQUIREMENTS (APPLIES TO ALL EMPLOYEES)
          A.  New CWAM Employees                                                         17
          B.  Annual Code Coverage Acknowledgement and Compliance Certification          17
          C.  Reporting Requirements for All Access Persons                              17-18
              1.  Initial Certification to the Code and Disclosure of All Investment
                  Accounts and Personal Holdings of Covered Securities and
                  Open -end Mutual Funds                                                 18
              2.  Quarterly Investment Account and Transaction Report                    18
              3.  Annual Holdings Report                                                 18
              4.  Duplicate Account Statements and Confirmations                         18
          D.  Exceptions from the Above Reporting Requirements                           18
          E.  Code Administration                                                        18
          F.  Monitoring of Transactions                                                 19
          G.  Certification of Compliance and Receipt of Code                            19
          H.  Non-public Information                                                     19
          I.  Responsibility                                                             19
          J.  Questions                                                                  19
          K.  Compliance With the Code                                                   20
          L.  Retention of Records                                                       20
          M.  Furnishing of the Code upon Request                                        20


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                                        1

APPENDICES:
Appendix A   Beneficial Ownership                                                        21-22
Appendix B   Pre-clearance Procedures for Personal Transactions in
             Covered Securities and Open-end Funds                                       23
Appendix C   Pre-clearance Procedures                                                    24-25
Appendix D   Hardship Exceptions to the Short-term ProfitTrading Ban                     26
Appendix E   Sanction Schedule                                                           27
Appendix F   Portfolio Holdings Disclosure Policy                                        28-29


FORMS:
Form A       Initial Holdings Report                                                     30-32
Form B       Quarterly Personal Securities Transaction Report                            33
Form C       Annual Code of Ethics Certification                                         34
             Annual Policy Concerning Material Non-public Information                    34
             Annual Holdings Report                                                      35
Form D       Multi-Approval Form                                                         36


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                                        2

                     COLUMBIA WANGER ASSET MANAGEMENT, L.P.

                                 CODE OF ETHICS
                           Effective February 1, 2005

OVERVIEW
--------

This is the Code of Ethics for:

     o All employees and officers of Columbia Wanger Asset Management, L.P. ("CWAM") and employees of Bank of America or CMG Companies that are permitted access to confidential CWAM information or data at CWAM.

     o The Code is intended to satisfy the requirements of Rule 204A-1 under the Investment Advisers Act of 1940.

The Code covers the following activities:

     o It prohibits certain activities by EMPLOYEES that involve the potential for conflicts of interest (Part I).

     o It prohibits certain kinds of PERSONAL SECURITIES TRADING by ACCESS PERSONS (Part II).

     o It requires all EMPLOYEES to report their open-end mutual fund holdings and transactions, and requires ACCESS PERSONS to report ALL of their securities holdings and transactions, so they can be reviewed for conflicts with the investment activities of CWAM CLIENT ACCOUNTS (Part III) and compliance with this Code.


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                                        3

THINGS YOU NEED TO KNOW TO USE THIS CODE
----------------------------------------

This Code applies to all Employees and is divided as follows:

o    OVERVIEW AND DEFINITIONS

o    PART I    Statement of General Principles

o    PART II   Prohibited Transactions and Activities

o    PART III  Administration and Reporting Requirements

o    APPENDICES:
       Appendix A     Beneficial Ownership
       Appendix B     Pre-Clearance Procedures for Personal Transactions in
                      Covered Securities and Open-end Mutual Funds
       Appendix C     Pre-Clearance Procedures
       Appendix D     Hardship Exceptions to the Short-Term Profit Trading Ban
       Appendix E     Sanctions Schedule
       Appendix F     Portfolio Holdings Disclosure Policy

o    FORMS:
       Form A         Initial Holdings Report
       Form B         Quarterly Personal Securities Transaction Report
       Form C         Annual Code of Ethics Certification
                      Annual Policy Concerning Material Non-Public Information
                      Annual Holdings Report
       Form D         Multi-Approval Form

To understand what other parts of this Code apply to you, you need to know whether you fall into one or more of these categories:

          o    ACCESS PERSON (ALL EMPLOYEES)
          o    INVESTMENT PERSON


If after reading the definitions you don't know which category you belong to, contact CWAM Compliance at (312) 634-9231.


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                                        4

DEFINITIONS
-----------
Terms in BOLDFACE TYPE have special meanings as used in this Code. To understand the Code, you need to read the definitions of these terms below.

THESE TERMS HAVE SPECIAL MEANINGS IN THE CODE OF ETHICS:

o "ACCESS PERSON" means (i) any EMPLOYEE: (A) who has access to nonpublic information regarding any purchase or sale of securities in a CLIENT ACCOUNT, or nonpublic information regarding the portfolio holdings of any CLIENT ACCOUNT, or (B) who is involved in making securities recommendations to a CLIENT ACCOUNT, or who has access to such recommendations that are nonpublic, (ii) any officer of CWAM, and (iii) any other EMPLOYEE designated as an ACCESS PERSON by COMPLIANCE. COMPLIANCE shall maintain a list of EMPLOYEES deemed to be ACCESS PERSONS and will notify each EMPLOYEE of their designation under this Code. An ACCESS PERSON does not include the independent directors of the funds managed by CWAM; however it does include the FUND CCO and his staff.

o "AUTOMATIC INVESTMENT PLAN" means a plan or other program in which regular periodic purchases or withdrawals are made automatically in or from investment accounts in accordance with a pre-determined schedule and allocation. These may include payroll deduction plans, issuer dividend reinvestment programs ("DRIPs") or 401(k) automatic investment plans.

o A security is "BEING CONSIDERED FOR PURCHASE OR SALE" when a recommendation to purchase or sell the security has been made or is expected to be made soon (within 7 calendar days) and communicated or, with respect to the person making the recommendation, when such person decides to make the recommendation.

o "BENEFICIAL OWNERSHIP" means direct or indirect, through any contract, arrangement, understanding, relationship or otherwise, pecuniary interest in" a security. The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities." BENEFICIAL OWNERSHIP includes accounts of a spouse, minor children and relatives resident in the home of the ACCESS PERSON, as well as accounts of another person if the ACCESS PERSON obtains therefrom benefits substantially equivalent to those of ownership. For additional information, see Appendix A.

o    "CCO" means CWAM's Chief Compliance Officer or his/her designee.

o    "CIO" means CWAM's Chief Investment Officer.

o    "COO" means CWAM's Chief Operating Officer.

o "CLIENT" or "CLIENT ACCOUNT" refers to any investment account - including, without limitation, any registered or unregistered investment company or fund - for which CWAM has been retained to act as investment adviser or sub-adviser.

o "CLOSED-END FUND" refers to a registered investment company whose shares are publicly traded in a secondary market rather than directly, with the fund.

o "CMG" refers to Columbia Management Group, Inc. Its direct and indirect affiliates that have adopted the CMG Code of Ethics are referred to as the "CMG COMPANIES".

o "COMPLIANCE" refers to CWAM's Compliance Department: The CWAM CCO and his designees.

o    "CWAM" refers to Columbia Wanger Asset Management, L.P.

o "CWAM CODE OF ETHICS COMMITTEE" consists of the CWAM COO, the CWAM CCO and the CWAM CIO. The FUND CCO shall participate as a non-voting member of this Committee.


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                                        5

o "CONTROL" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act of 1940.

o "COVERED SECURITY" means anything that is considered a "security" under the Investment Company Act of 1940, but does not include:

          1.   Direct obligations of the U.S. Government.
          2. Bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.
          3.   Shares of OPEN-END MUTUAL FUNDS.
          4. Futures and options on futures. However, a proposed trade in a "single stock future" (a security future which involves a contract for sale for future delivery of a single security) is subject to the Code's pre-clearance requirement

     COVERED SECURITIES therefore include stocks, bonds, debentures, convertible and/or exchangeable securities, notes, options on securities, warrants, rights, and shares of exchange traded funds (ETFs), among other instruments.

     If you have any question or doubt about whether an investment is a considered a security or a COVERED SECURITY under this Code, ask COMPLIANCE.

o "EMPLOYEE" means any employee of CWAM who receives official notice of coverage under this Code of Ethics from CWAM COMPLIANCE.

o "EXCLUDED FUND" is an OPEN-END MUTUAL FUND that is designed to permit short term trading. Examples include mutual funds that expressly authorize or do not restrict short-term trading, including money market funds and certain short-term fixed income funds such as the Nations Short-Term Income Fund, Nations Short-Term Municipal Fund and Columbia Short Term Bond Fund.

     Contact COMPLIANCE if you have any questions about whether a fund may qualify as an Excluded Fund.

o    "FAMILY HOLDINGS" and "FAMILY/HOUSEHOLD MEMBER" - defined in Appendix A.

o "FEDERAL SECURITIES LAWS" means the Securities Act of 1933 (15 U.S.C. 77a-aa), the Securities Exchange Act of 1934 (15 U.S.C. 78a -mm), the Sarbanes-Oxley Act of 2002 (Pub. L. 107-204, 116 Stat. 745 (2002)), the
     Investment Company Act of 1940 (15 U.S.C 80a), the Investment Advisers Act of 1940 (15 U.S.C. 80b), Title V of the Gramm-Leach-Bliley Act (Pub. L. No. 106-102, 113 Stat. 1338 (1999), any rules adopted by the Commission under any of these statutes, the Bank Secrecy Act (31 U.S.C. 5311 -5314; 5316 -
     5332) as it applies to funds and investment advisers, and any rules adopted thereunder by the Commission or the Department of Treasury.

o "FUND CCO" refers to the Chief Compliance Officer of the Columbia Acorn Trust and Wanger Advisors Trust.

o "INFORMATION WALL" refers to the policies and procedures established by CWAM in the Policies and Procedures Concerning Information Wall found in the CWAM Statement of Operations and Supervisory Procedures Manual.

o "INITIAL PUBLIC OFFERING (IPO)" generally refers to a company's first offer of shares to the public. Specifically, an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934.

o "INVESTMENT PERSON" refers to an ACCESS PERSON who has been designated, by COMPLIANCE, as such and may include the following CWAM EMPLOYEES:
          o    Portfolio Managers; and
          o    Research Analysts


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                                        6

o "OPEN-END MUTUAL FUND" refers to a registered investment company whose shares (usually regarding separate "series" or portfolios of the fund) are continuously offered to and redeemed (or exchanged, for other shares) by investors directly (or through financial intermediaries) based on the "net asset value" of the fund.

o "PRIVATE PLACEMENT" generally refers to an offering of securities that is not offered to the public. Specifically, an offering that is exempt from registration under the Securities Act of 1933 pursuant to Sections 4(2) or 4(6) of, or Regulation D under, the Securities Act of 1933.

o "PURCHASE OR SALE OF A SECURITY" includes, among other things, the writing of an option to purchase or sell a security.

o "SUPERVISED PERSON" means any partner, officer, director (or other person occupying a similar status or performing similar functions), or EMPLOYEE of an investment adviser, or other person who provides investment advice on behalf of the investment adviser and is subject to the supervision and CONTROL of the investment adviser.


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                                        7

PART I    STATEMENT OF GENERAL PRINCIPLES
          -------------------------------
          This Section Applies to All Employees

The relationship with our CLIENTS is fiduciary in nature. This means that you are required to put the interests of our CLIENTS before your personal interests.

This Code is based on the principle that all officers, directors and EMPLOYEES of CWAM are required to conduct their personal securities transactions in a manner that does not interfere with the portfolio transactions of, or take unfair advantage of their relationship with CWAM. This fiduciary duty is owed by all persons covered by this Code to each and all of our advisory CLIENTS. No EMPLOYEE shall knowingly sell to or purchase from a CLIENT any security or other property, except securities issued by that CLIENT.

It is imperative that all officers, directors and EMPLOYEES avoid situations that might compromise or call into question their exercise of independent judgment in the interest of CLIENT ACCOUNTS. Areas of concern relating to independent judgment include, among others, taking personal advantage of unusual or limited investment opportunities appropriate for CLIENTS, and receipt of gifts from persons doing or seeking to do business with CWAM.

All EMPLOYEES must adhere to the specific requirements set forth in this Code, including the requirements related to personal securities trading.

A.   COMPLIANCE WITH THE SPIRIT OF THE CODE
     --------------------------------------
CWAM recognizes that sound, responsible personal securities trading by its personnel is an appropriate activity when it is not excessive in nature and done in a prudent manner.

However, CWAM will not tolerate personal trading activity which is inconsistent with our duties to our CLIENTS or which injures the reputation and professional standing of our organization. Therefore, technical compliance with the specific requirements of this Code will not insulate you from scrutiny should a review of your trades indicate breach of your duty of loyalty to the firm's CLIENTS or otherwise pose a hazard to the firm's reputation and standing in the industry.

THE CWAM CODE OF ETHICS COMMITTEE has the authority to grant when appropriate written waivers from the provisions of this Code for EMPLOYEES. It is expected that this authority will be exercised only in rare instances. The CWAM CODE OF ETHICS COMMITTEE may consult with the CMG Legal Department prior to granting any such waivers. SEC mandated provisions of the Code cannot and will not be waived at any time.

B.   ADDITIONAL CODES OF ETHICS
     --------------------------
All EMPLOYEES are also subject to CWAM's Compliance Program concerning Non-public Information and Proprietary Information, and CWAM's Policies and Procedures Concerning INFORMATION WALL.

All EMPLOYEES are subject to the Bank of America Corporation Code of Ethics and General Policy on Insider Trading. All EMPLOYEES should read and be familiar with that Code which includes many further important conflict of interest policies applicable to all Bank of America associates, including policies on insider trading and receipt of gifts by EMPLOYEES. It is available on the intranet links portion of Bank of America's intranet homepage.

Separate Codes of Ethics will be applicable to the independent trustees of Columbia Acorn Trust and Wanger Advisors Trust.

CMG maintains a separate Code of Ethics applicable to EMPLOYEES of certain CMG COMPANIES. Persons responsible for administering this Code should consult relevant provisions of the CMG and


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                                        8

Bank of America Codes, when considering the implementation and scope of this Code. However, to the extent that such other Codes' provisions are inconsistent with the CWAM Code, the provisions of the CWAM Code will govern the conduct of ACCESS PERSONS.

C.   NONPUBLIC INFORMATION
     ---------------------
SUPERVISED PERSONS are prohibited from any misuse (including inappropriate disclosure) of material nonpublic information, regarding portfolio holdings, transactions and/or recommendations of any CWAM CLIENT ACCOUNT. Incorporated in this Code are the provisions of the Funds' Portfolio Holdings Disclosure Policy in Appendix F.

D.   REPORTING VIOLATIONS OF CWAM CODE OF ETHICS
     -------------------------------------------
SUPERVISED PERSONS must report any conduct by another SUPERVISED PERSON that one reasonably believes constitutes or may constitute a violation of the CWAM Code of Ethics.

SUPERVISED PERSONS must promptly report all relevant facts and other circumstances indicating a violation of the CWAM Code of Ethics to Ken Kalina, CWAM's Chief Compliance Officer, at (312) 634-9231 or to the CMG Ethics and Compliance Helpline at 1.888.411.1744 (toll free). If you wish to remain anonymous, use the name "Mr. Columbia" or "Mrs. Columbia" when calling collect. You will not be retaliated against for reporting information in good faith in accordance with this policy.

E.   COMPLIANCE WITH FEDERAL SECURITIES LAWS
     ---------------------------------------
SUPERVISED PERSONS are required to comply with the FEDERAL SECURITIES LAWS.


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                                        9

PART II   PROHIBITED TRANSACTIONS AND ACTIVITIES
          --------------------------------------
          This Section Applies to All Employees

A.   PROHIBITION OF FRAUDULENT AND DECEPTIVE ACTS
     --------------------------------------------
     The Investment Advisers Act of 1940 makes it unlawful for any investment adviser, directly or indirectly, to employ any device, scheme or artifice to defraud any CLIENT or prospective CLIENT, or to engage in any transaction or practice that operates as a fraud or deceit on such persons. The Investment Company Act of 1940 makes it unlawful for any director, trustee, officer or EMPLOYEE of an investment adviser of an investment company (as well as certain other persons), in connection with the purchase or sale, directly or indirectly, by such person of a "SECURITY HELD OR TO BE ACQUIRED" by the investment company (the "Fund"):

     1.   To employ any device, scheme or artifice to defraud the Fund;

     2. To make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3. To engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Fund; or

     4.   To engage in any manipulative practice with respect to the Fund.

     Note: "SECURITY HELD OR TO BE ACQUIRED" means (i) any COVERED SECURITY which, within the most recent 15 days: (A) is or has been held by the Fund; or (B) is being or has been considered by the Fund or its investment adviser for purchase by the Fund; and (ii) any option to purchase or sell, and any security convertible into or exchangeable for a COVERED SECURITY within the scope of clause (i) above.

     All EMPLOYEES are required to comply with these and all other applicable FEDERAL SECURITIES LAWS. Requirements of these laws are embodied in the policies and procedures of the CMG COMPANIES.

B.   RESTRICTIONS APPLICABLE TO ALL EMPLOYEES WITH RESPECT TO REDEMPTIONS OR
     -----------------------------------------------------------------------
     EXCHANGES OF OPEN-END MUTUAL FUND INVESTMENTS
     ---------------------------------------------
     1. No EMPLOYEE may engage in any purchase and sale or exchange in the same class of shares of an OPEN-END MUTUAL FUND that occurs within 60 days of one another. (This provision does not apply to any EXCLUDED FUND.)

     2.   ALL REDEMPTIONS OR EXCHANGES of shares of ANY OPEN-END MUTUAL
                                                    ---
          FUND (except an EXCLUDED FUND), in which an EMPLOYEE has BENEFICIAL OWNERSHIP must be approved using the pre-clearance procedures in Appendix B. Note: PURCHASES of OPEN-END MUTUAL FUNDS no longer require
                            ---------
          prior approval.

     Except in rare cases of hardship, no such redemption or exchange will be approved unless such investment has been held for at least 60 CALENDAR DAYS.

     Therefore, if an EMPLOYEE purchases shares of an OPEN-END MUTUAL FUND, he or she will not be permitted to redeem or exchange out of any shares of that fund for at least 60 CALENDAR DAYS.

     Exceptions: (1) Transactions in shares of EXCLUDED FUNDS, and (2) as provided immediately below for Bank of America's retirement plans, and (3) at Section F of Part II of this Code regarding other "Exempt Transactions" (as applicable).


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                                       10

     3. LATE TRADING PROHIBITION: No CWAM EMPLOYEE shall knowingly engage in any transaction in any OPEN-END MUTUAL FUND shares on a day where the order is placed after the time as of which the net asset value of the fund is last determined on that day.

C.   RESTRICTIONS APPLICABLE TO ALL EMPLOYEES WITH RESPECT TO TRANSACTIONS IN
     ------------------------------------------------------------------------
     BANK OF AMERICA'S RETIREMENT PLANS
     ----------------------------------
     ALL CWAM EMPLOYEES must comply with the following restrictions for Bank of America's retirement plans, including the Bank of America 401(k) (including Fleet Savings Plus Plan), 401(k) Restoration, Pension and Pension Restoration Plans ("BAC Retirement Plans"):

     - A participant must wait 14 calendar days after requesting a balance reallocation in a Plan before requesting another balance reallocation in that Plan. A "balance reallocation" is any change to a participant's existing account balance among the Plan's investment choices, including if a participant increases or decreases their contribution percentage. For example, if a participant requests a balance reallocation in a particular Plan on January 1, the earliest that participant could request another balance reallocation in that same Plan would be January 15.

     -    Transfers out of the investment choices into the Stable Capital
          Fund (Fleet Stable Asset Fund for Fleet Savings Plus Plan), however, will be allowed on a daily basis while a 14-day restriction is in effect.

               In the above example, the participant could transfer all or a portion of an account balance into the Stable Capital Fund (Fleet Stable Asset Fund for Fleet Savings Plus Plan) during the period between January 2 and January 14. However, the participant could not transfer balances out of the Stable Capital Fund until January 15 (once the 14-day restriction has elapsed).

     - An exception to the 14-day restriction will apply to participants in the 401(k) Plan eligible to make a company stock diversification transfer from the Bank of America Common Stock Match Fund. Fully vested participants can diversify their company stock matching accounts into any of the other 401(k) investment choices, regardless of their age. Participants who are eligible to diversify may transfer any of those balances to the 401(k) Plan's other investment choices without triggering a 14-day restriction, or while a 14-day restriction is in effect because of a prior balance reallocation. Once the match is diversified, the 14-day balance reallocation restriction will apply.

     - Any requested transaction may be changed or revoked on the same day prior to the close of the New York Stock Exchange, which is normally 4 p.m. ET.

     NOTE: Investment holdings and transactions in BAC Retirement Plans are exempt from the pre-clearance requirements in Part II and the reporting requirements of Part III of this Code.

D.   TRADING RESTRICTIONS APPLICABLE TO ALL ACCESS PERSONS
     -----------------------------------------------------
     1.   PROHIBITION ON TRADING COVERED SECURITIES BEING PURCHASED, SOLD
          OR CONSIDERED FOR PURCHASE OR SALE BY ANY CWAM CLIENT ACCOUNT
          No ACCESS PERSON shall purchase or sell, directly or indirectly, any COVERED SECURITY in which such person had, or by reason of such transaction acquires, any direct or indirect BENEFICIAL OWNERSHIP when, at the time of such purchase or sale, the same class of security:
          o    Is the subject of an open buy or sell order for a CLIENT
               ACCOUNT; or
          o    Is BEING CONSIDERED FOR PURCHASE OR SALE by a CLIENT ACCOUNT


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                                       11

NOTE:
          o This restriction DOES NOT APPLY to securities of an issuer that has a MARKET CAPITALIZATION OF $25 BILLION OR MORE at the time of the transactions; however, an ACCESS PERSON must pre-clear these trades as with any other personal trade.
          o No ACCESS PERSON shall purchase or sell any security, other than a listed index option, listed index futures contract or ETF, in which such person has or would thereby acquire a beneficial interest which the ACCESS PERSON knows or has reason to believe is being purchased or sold or considered for purchase or sale by a CLIENT, until all CLIENTS' transactions have been completed or consideration of such transactions has been abandoned.

     2.   PRE-CLEARANCE OF TRANSACTIONS
          ACCESS PERSONS must pre-clear all transactions in COVERED SECURITIES in which they have BENEFICIAL OWNERSHIP using the pre-clearance procedures described in Appendix C.

          ACCESS PERSONS may rely on the exemptions stated in Section F of Part II of this Code.

          ----------------------------------------------------------------------
          NOTE: PRE-CLEARANCE REQUESTS MUST BE SUBMITTED DURING NYSE HOURS. PRE-CLEARANCE APPROVALS ARE VALID UNTIL 4:00 PM ET OF THE NEXT BUSINESS DAY AFTER APPROVAL. (Example: If a pre-clearance approval is granted on Tuesday, the approval is valid only until 4:00 pm ET Wednesday.)
          ----------------------------------------------------------------------

     3.   FOURTEEN CALENDAR DAY BLACKOUT PERIOD
          No ACCESS PERSON shall purchase or sell any COVERED SECURITY (or its equivalent) within a period of 7 CALENDAR-DAYS before or after
                                             ---------------
          a purchase or sale of the same class of security by a CLIENT ACCOUNT.

          NOTE: The 14 calendar-day restriction DOES NOT APPLY:
            o To securities of an issuer that has a MARKET CAPITALIZATION OF $25 BILLION OR MORE at the time of the transactions; however, an ACCESS PERSON must pre-clear these trades as with any other personal trade. Also, this exception does not relieve ACCESS PERSONS of the duty to refrain from inappropriate trading of securities held or BEING CONSIDERED FOR PURCHASE OR SALE in CLIENT ACCOUNTS with which they are regularly associated.

     4.   INITIAL PUBLIC OFFERINGS (IPOS), HEDGE FUNDS AND PRIVATE
          PLACEMENTS
          No ACCESS PERSON shall acquire BENEFICIAL OWNERSHIP of securities in an INITIAL PUBLIC OFFERING, hedge fund or PRIVATE PLACEMENT except with the prior written approval of the CWAM CCO. In approving such acquisition, the CCO must determine that the acquisition does not conflict with the Code or its underlying policies, or the interests of CWAM or its CLIENTS. In deciding whether such approval should be granted, the CCO shall consider whether the investment opportunity should be reserved for CLIENTS, and whether the opportunity has been offered to the ACCESS PERSON because of the ACCESS PERSON's relationship with CLIENTS.

          The CCO may approve such acquisition where there are circumstances in which the opportunity to acquire the security has been made available to the ACCESS PERSON for reasons other than the ACCESS PERSON's relationship with CWAM or its CLIENTS. Such circumstances might include, among other things,

               o An opportunity to acquire securities of an insurance company converting from a mutual ownership structure to a stockholder ownership structure, if the ACCESS PERSON's ownership of an insurance policy issued by the IPO company or an affiliate of the IPO company conveys the investment opportunity;
               o An opportunity resulting from the ACCESS PERSON's pre-existing ownership of an interest in the IPO company or status of an investor in the IPO company;


--------------------------------------------------------------------------------

               o An opportunity made available to the ACCESS PERSON's spouse, in circumstances permitting the CCO reasonably to determine that the opportunity is being made available for reasons other than the ACCESS PERSON's relationship with CWAM or its CLIENTS (for example, because of the spouse's employment).

     5.   SHORT-TERM TRADING (60 CALENDAR-DAYS)
          Any profit realized by an ACCESS PERSON from any purchase and sale, or any sale and purchase, of the SAME CLASS OF COVERED SECURITY (or its equivalent) within any period of 60 CALENDAR-DAYS
                                                            ----------------
          or less is prohibited.

          NOTE: Regarding this restriction:
          a. The 60 calendar-day restriction period commences the day after the purchase or sale of any COVERED SECURITY (or its equivalent).
          b. The 60-day restriction applies on a "last in, first out basis." That's why the restriction refers to "the SAME CLASS OF COVERED SECURITY." In light of this feature, an ACCESS PERSON (or FAMILY/HOUSEHOLD MEMBER) may not buy and sell, or sell and buy, the same class of COVERED SECURITY within 60 days even though the specific shares or other securities involved may have been held longer than 60 days.
          c. Purchase and sale transactions in the same security within 60 days that result in a loss to the ACCESS PERSON (or FAMILY/HOUSEHOLD MEMBER) are not restricted.
          d. The 60-day restriction does not apply to the exercise of options to purchase shares of Bank of America stock and the immediate sale of the same or identical shares, including so-called "cashless exercise" transactions.
          e. Strategies involving options with expirations of less than 60 days may result in violations of the short-term trading ban.
          f. Exceptions to the short-term trading ban may be requested in writing, addressed to the CWAM CODE OF ETHICS COMMITTEE, in advance of a trade and will generally be granted only in hardship cases where it is determined that no abuse is involved and the equities of the situation strongly support an exception to the ban. See examples of hardship circumstances in Appendix D.

     6. EXCESSIVE TRADING FOR PERSONAL ACCOUNTS IS STRONGLY DISCOURAGED ACCESS PERSONS are strongly discouraged from engaging in excessive trading for their personal accounts. Although this Code does not define excessive trading, trading volumes may be monitored by CWAM COMPLIANCE.

     7.   CLOSED-END FUNDS ADVISED BY BANK OF AMERICA
          No ACCESS PERSON shall acquire BENEFICIAL OWNERSHIP of securities of any CLOSED-END FUND advised by CMG or other Bank of America company except with the prior written approval of COMPLIANCE.

E.   ADDITIONAL TRADING RESTRICTIONS APPLICABLE TO INVESTMENT PERSONS
     ----------------------------------------------------------------
     The Funds and CLIENT ACCOUNTS under management shall be given priority when investment opportunities arise. Portfolio Managers and Analysts may not execute transactions for their personal accounts without first determining whether the transaction is appropriate for a Fund or CLIENT ACCOUNT.

     Analysts at CWAM are assigned industry coverage areas. Portfolio Managers at CWAM are also assigned coverage areas, in addition to their overall responsibility for Funds and CLIENT ACCOUNTS. All Portfolio Managers and Analysts must comply with the pre-clearance and reporting provisions of this Code, and are, in addition, subject to the following restrictions. A security is "followed by CWAM" for purposes of this Section if it has been entered into CWAM's Equity Research Data Base.


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                                       13

PORTFOLIO  MANAGERS
-------------------
1.   PURCHASES
     a. Portfolio Managers MAY NOT PURCHASE any security held by the Funds or CLIENT ACCOUNTS advised by the Portfolio Manager.

     b. Portfolio Managers MAY NOT PURCHASE securities followed by CWAM and within the coverage area of that Portfolio Manager.

     c.   Portfolio Managers MAY NOT PURCHASE any security that is within the investment parameters established by the Funds or CLIENT ACCOUNTS advised by the Portfolio Manager UNLESS:
                                           ------
          o    It is outside the Portfolio Manager's coverage area;
          o The Analyst responsible for that coverage area declines the investment opportunity on behalf of the Funds and CLIENT ACCOUNTS advised by the Portfolio Manager; and
          o The Analyst's conclusion is provided in writing to COMPLIANCE in advance of the transaction.

     d. Because the Funds and CLIENT ACCOUNTS managed by CWAM invest in small and mid-cap securities, Portfolio Managers MAY PURCHASE any security of an issuer with a market capitalization of $25 billion or more at the time of the transaction. These transactions must still be pre-cleared as with any other personal trade.

2.   SALES AND OTHER DISPOSITIONS
     a. Absent a showing of hardship or other extraordinary circumstances, a Portfolio Manager MAY NOT SELL a security that he or she owns that is later purchased by the Fund or CLIENT ACCOUNTS advised by that Portfolio Manager, unless and until the Fund or CLIENT ACCOUNTS completely dispose of that security.

     b. Notwithstanding the restrictions of paragraph 2a above, a Portfolio Manager MAY MAKE AN IRREVOCABLE GIFT of securities to a charitable organization, provided any such gift is first approved by COMPLIANCE.

ANALYSTS
--------
1.   PURCHASES
     a. Analysts MAY NOT PURCHASE any security within their coverage areas that is owned by the Funds or CLIENT ACCOUNTS.

     b. Analysts MAY NOT PURCHASE any security within their coverage areas that is followed by CWAM.

     c.   Analysts MAY NOT PURCHASE any security within their coverage areas
          UNLESS:
          o The investment is inappropriate for Funds or CLIENT ACCOUNTS because it is not within their investment parameters or is otherwise unsuitable;
          o The purchase is approved in advance and in writing by the CIO based on that person's independent decision to decline the investment opportunity on the basis that the security is inappropriate for Funds or CLIENT ACCOUNTS, or is otherwise unsuitable; and
          o The Chief Investment Officer's conclusion is provided in writing to COMPLIANCE in advance of the transaction.

     d. Because the Funds and CLIENT ACCOUNTS managed by CWAM invest in small and mid-cap securities, Analysts MAY PURCHASE any security of an issuer with a market capitalization of $25 billion or more at the time of the transaction. These transactions must still be pre-cleared as with any other personal trade.


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                                       14

2.   SALES AND OTHER DISPOSITIONS
     a. Absent a showing of hardship or other extraordinary circumstances, an Analyst MAY NOT SELL a security that he or she owns within their coverage area that is later purchased by the Fund or CLIENT ACCOUNTS unless and until the Fund or CLIENT ACCOUNTS completely dispose of that security.

     b. Notwithstanding the restrictions of paragraph 2a above, an Analyst MAY MAKE AN IRREVOCABLE GIFT of securities to a charitable organization, provided any such gift is first approved by COMPLIANCE.

F.   EXEMPT TRANSACTIONS
     -------------------
     The following types of transactions are not subject to the trading restrictions of SECTIONS B, D AND E of Part II of this Code of Ethics. However, except as noted below, all such transactions must be reported pursuant to the Reporting provisions of Part III of this Code.

     1.   Transactions in securities issued or guaranteed by the US
          Government or its agencies or instrumentalities; securities issued by other sovereign governments; bankers' acceptances; US bank certificates of deposit; commercial paper; and purchases, redemptions and/or exchanges of EXCLUDED FUND shares. (Transactions in all such securities are also exempt from the reporting requirements of Part III of the Code).

     2. Transactions effected pursuant to an Automated Investment Plan not involving a BAC Retirement Plan. Note this does not include transactions that override or otherwise depart from the pre-determined schedule or allocation features of the investment plan.

     3.   Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the
                 --------
          extent such rights were acquired from such issuer, and sales of such rights so acquired.

     4. Transactions that are non-volitional on the part of either the ACCESS PERSON or CWAM (e.g., stock splits, automatic conversions, mergers, dividend reinvestments).

     5. Transactions effected in any account in which the ACCESS PERSON may have a beneficial interest, but no direct or indirect influence or CONTROL of investment or trading activity (such as a blind trust or third-party advised discretionary account). (Accounts managed by another ACCESS PERSON would not meet this test.) Such accounts are also exempt from reporting requirements in Part III of this Code.) Transactions in COVERED SECURITIES in any such account are also exempt from the reporting requirements of Part III of the Code.

     6. Securities issued by Bank of America and affiliates (Please note that these securities are subject to the requirements of Part II D. 5 (short-term trading) of this Code, and the standards of conduct and liability discussed in the Bank of America Corporation 's General Policy on Insider Trading).

     7. Such other transactions as the CWAM CODE OF ETHICS COMMITTEE shall approve in their sole discretion, provided that COMPLIANCE shall find that such transactions are consistent with the Statement of General Principles and applicable laws. The CODE OF ETHICS COMMITTEE shall maintain a record of the approval and will communicate to the ACCESS PERSON'S manager(s).

     8. Transactions in debt obligations of a state or local government entity (e.g. municipal bonds).

     9.   Transactions in Index Options.


--------------------------------------------------------------------------------

G.   RESTRICTION ON SERVICE AS OFFICER OR DIRECTOR BY ACCESS PERSONS
     ---------------------------------------------------------------
     ACCESS PERSONS are prohibited from serving as an officer or director of any publicly traded company, other than Bank of America Corporation, absent prior authorization from CWAM COMPLIANCE based on a determination that the board service would not be inconsistent with the interests of any CLIENT ACCOUNT.

H.   PARTICIPATION IN INVESTMENT CLUBS
     ---------------------------------
     ACCESS PERSONS (including with respect to assets that are beneficially owned by the ACCESS PERSON) may participate in private investment clubs or other similar groups only upon advance written approval from CWAM COMPLIANCE, subject to such terms and conditions as CWAM COMPLIANCE may determine to impose.

I.   ADDITIONAL RESTRICTIONS FOR SPECIFIC SUB-GROUPS
     -----------------------------------------------
     Specific sub-groups in the organization may be subject to additional restrictions, as determined by COMPLIANCE, because of their specific investment activities or their structure in the company. COMPLIANCE shall keep separate applicable procedures and communicate accordingly to these groups.

J.   GIFTS
     -----
     No ACCESS PERSON may accept any gift or other thing of more than a $100 value from any person or entity that does business with or on behalf of CWAM, or seeks to do business with or on behalf of CWAM. Gifts in excess of this value must either be returned to the donor or paid for by the recipient. The Code does not prohibit the everyday courtesies of business life. Therefore, exempted from this prohibition against accepting gifts are an occasional meal, ticket to a theater, entertainment, or sporting event that is an incidental part of a meeting that has a clear business purpose and provided that they are not extravagant or excessive. Travel and lodging expenses should not be paid for by third parties. In addition, products given to CWAM analysts by a company for research purposes are also exempted from this prohibition as long as they are given for a legitimate business purpose.

     ACCESS PERSONS are also prohibited from giving, offering or promising anything of value to an EMPLOYEE of another financial institution in connection with any business of that financial institution if there is a corrupt intent. The same careful consideration and thought should be given for the appropriateness of gifts to customers and suppliers of CWAM as would apply to any gifts received by the ACCESS PERSON.

K.   PENALTIES FOR NON-COMPLIANCE
     ----------------------------
     Upon discovering a violation of this Code, the CWAM CODE OF ETHICS COMMITTEE, after consultation with the members of the Committee and Compliance Risk Management, may take any disciplinary action, as it deems appropriate, including, but not limited to, any or all of the following:
          o Formal written warning (with copies to supervisor and personnel file);
          o    Cash fines;
          o    Disgorgement of trading profits;
          o    Ban on personal trading;
          o    Suspension of employment;
          o    Termination of employment

     See the Sanctions Schedule in Appendix E for details.


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                                       16

PART III  ADMINISTRATION AND REPORTING REQUIREMENTS
          -----------------------------------------
          This Section Applies to All Employees

A.   NEW CWAM EMPLOYEES
     ------------------
     All new EMPLOYEES will receive a copy of the CWAM CODE OF ETHICS as well as an Initial Certification Form. By completion of this Form, new EMPLOYEES MUST certify to COMPLIANCE that they have read and understand the Code and disclose their personal (and FAMILY/HOUSEHOLD MEMBER) securities holdings (Form A).

B.   ANNUAL CODE COVERAGE ACKNOWLEDGEMENT AND COMPLIANCE CERTIFICATION
     -----------------------------------------------------------------
     All EMPLOYEES will annually furnish acknowledgement of coverage (including FAMILY/HOUSEHOLD MEMBERS ) under, and certification of compliance with, the CWAM CODE OF ETHICS (Form C).

C.   REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS (INCLUDING ALL INVESTMENT
     -----------------------------------------------------------------------
     PERSONS)
     --------
     1.   INITIAL CERTIFICATION TO THE CODE AND DISCLOSURE OF ALL
          INVESTMENT ACCOUNTS AND PERSONAL HOLDINGS OF COVERED SECURITIES AND OPEN-END MUTUAL FUND SHARES
          By no later than 10 calendar-days after you are notified that you are
          ---------------------------------
          an ACCESS PERSON, you must acknowledge that you have read and understand this Code, that you understand that it applies to you and to your FAMILY/HOUSEHOLD MEMBERS and that you understand that you are an ACCESS PERSON (and, if applicable, an INVESTMENT PERSON) under the Code. You must also report to COMPLIANCE the following:
          o    INVESTMENT ACCOUNTS in which you or any FAMILY/HOUSEHOLD
               MEMBER have direct or indirect ownership interest (including
                                              ---------
               those of your family members or your household) which may hold either COVERED SECURITIES or shares of any OPEN-END MUTUAL FUNDS, including accounts with broker-dealers, banks, direct holdings, accounts held directly with the fund, variable annuities/life, etc.
          o HOLDINGS of any COVERED SECURITIES or OPEN-END MUTUAL FUND shares in any of the above mentioned accounts, including funds that are not in the Columbia Acorn, Wanger Advisors Trust, Columbia Funds or Nations Funds Families
          o    INVESTMENT ACCOUNT INFORMATION AND HOLDINGS OF COVERED
               SECURITIES INFORMATION THAT IS SUPPLIED TO COMPLIANCE SHALL NOT BE MORE THAN 45 DAYS OLD.
          o    The reporting of this information is done on Form A.

     2.   QUARTERLY INVESTMENT ACCOUNT AND TRANSACTION REPORT
          By the 30th day following the end of the calendar quarter, ALL ACCESS PERSONS are required to provide COMPLIANCE with a report of their new investment accounts and transactions in COVERED SECURITIES and OPEN-END MUTUAL FUNDS that are not reported via duplicate account statements that were sent to CWAM COMPLIANCE during the quarter, including OPEN-END MUTUAL FUNDS that are not in the Columbia Acorn, Wanger Advisors Trust, Columbia Funds or Nations Funds Families. These requirements include all investment accounts and COVERED SECURITIES and OPEN-END MUTUAL FUND shares of which you (or a FAMILY/HOUSEHOLD MEMBER) are a BENEFICIAL OWNER, held either directly or through another investment vehicle or account, including accounts with broker-dealers, banks, direct holdings, accounts held directly with the fund, variable annuities/life, etc.
          - For holdings in a mutual fund which issues statements on a less frequent basis, the most recent statement shall be supplied to COMPLIANCE
          -    The reporting of this information is done on Form B.

     3.   ANNUAL HOLDINGS REPORT
          By the 30th day after the end of the calendar year, ALL ACCESS PERSONS are required to provide COMPLIANCE with a detailed annual report of ALL of their holdings of any COVERED


--------------------------------------------------------------------------------

          SECURITIES and OPEN-END MUTUAL FUNDS, including OPEN-END MUTUAL FUNDS that are not in the Columbia Acorn, Wanger Advisors Trust, Columbia Funds or Nations Funds Families. These requirements include all investment accounts and COVERED SECURITIES and OPEN-END MUTUAL FUND shares of which you (or a FAMILY/HOUSEHOLD MEMBER) are a BENEFICIAL OWNER, held either directly or through another investment vehicle or account, including accounts with broker-dealers, banks, direct holdings, accounts held directly with the fund, variable annuities, etc. For holdings in a mutual fund that issues statements on a less frequent basis, the most recent statement shall be supplied to COMPLIANCE.

     4.   DUPLICATE ACCOUNT STATEMENTS AND CONFIRMATIONS
          Each ACCESS PERSON shall cause every broker-dealer or investment services provider with whom he or she (or a FAMILY/HOUSEHOLD MEMBER) maintains an account to provide duplicate periodic statements and trade confirmations to COMPLIANCE for all accounts holding or transacting trades in COVERED SECURITIES, EXCLUDING OPEN-END MUTUAL FUNDS. For OPEN-END MUTUAL FUNDS, ACCESS PERSONS are not required to have the mutual fund company send CWAM COMPLIANCE duplicate statements but must report transactions as noted in Part III C.2 of this Code.

          An ACCESS PERSON will be deemed to have satisfied this requirement for the ACCESS PERSON's transactions executed through CWAM's trading desk, for which the trading department provides to the CCO information about such ACCESS PERSON'S transactions.

          All duplicate statements and confirmations should be sent to the following address:

               COLUMBIA WANGER ASSET MANAGEMENT, L.P.
               ATTENTION: COMPLIANCE
               227 WEST MONROE SUITE 3000
               CHICAGO, IL 60606

D.   EXCEPTIONS FROM THE ABOVE REPORTING REQUIREMENTS
     ------------------------------------------------
     SECTION C of the above reporting requirements does not apply to transactions in:
     o BAC Retirement Plans as defined at Section II.C of this Code (See also the related Note at Section II.C.)
     o Any non-proprietary 401(k) plan in which you have a beneficial interest (such as that with a previous employer or of a family member) UNLESS the holdings are investments in a fund from either the Columbia Acorn Funds, Wanger Advisors Trust, Columbia Funds or Nations Funds Families of Funds. If the non-proprietary 401(k) plan holdings are in a fund from either the Columbia Acorn Funds, Wanger Advisors Trust, Columbia Funds or Nations Funds Families, the EMPLOYEE must provide a request a periodic statement of all holdings and trading activity in the account. The existence of this exception must be certified by each ACCESS PERSON annually on Form C.
     o Investment accounts in which you have a beneficial interest, but no investment discretion, influence or CONTROL. (See Appendix A.) The existence of this exception must be certified by each ACCESS PERSON annually on Form C.
     o 529 Plans. The existence of this exception must be certified by each ACCESS PERSON annually on Form C.

E.   CODE ADMINISTRATION
     -------------------
     CWAM has charged COMPLIANCE with the responsibility of attending to the day-to-day administration of this Code. COMPLIANCE will provide CWAM Management and the FUND CCO with quarterly reports that will include all violations noted during the quarterly review process. The quarterly report will include EMPLOYEE name, job title, manager name, description of the violation, and a record of any sanction to be imposed. Material violations will be communicated to the board of directors or trustees of any investment company managed by CWAM at least annually as


--------------------------------------------------------------------------------
     required by Rule 17j-1 under the Investment Company Act of 1940 and more frequently as requested by the board or the FUND CCO.

F.   MONITORING OF TRANSACTIONS
     --------------------------
     CWAM's CCO, Compliance Officer and Assistant Compliance Officer shall monitor the trading patterns of ACCESS PERSONS. The COO shall monitor the CCO'S trading. All CWAM EMPLOYEES or affiliated persons also are subject to CWAM's Policies and Procedures Concerning INFORMATION WALL, contained in CWAM's Supervisory Procedures Manual.

G.   CERTIFICATION OF COMPLIANCE AND RECEIPT OF CODE
     -----------------------------------------------
          o    PROVISION OF CODE COPY. CWAM shall provide each ACCESS
               ----------------------
               PERSON with a copy of the Code and any amendments.
          o    ACKNOWLEDGEMENT OF RECEIPT. Each ACCESS PERSON shall provide
               --------------------------
               CWAM with a written acknowledgement of such ACCESS PERSON's receipt of the Code and any amendments. (See Form C).
          o    ANNUAL AFFIRMATION BY ACCESS PERSONS. CWAM shall annually
               ------------------------------------
               distribute a copy of the Code and request certification of receipt by all ACCESS PERSONS. (See Form C)
          o    ANNUAL CERTIFICATION BY ACCESS PERSONS. Each ACCESS PERSON
               --------------------------------------
               also shall certify annually that he or she has disclosed or reported all personal securities transactions required to be disclosed or reported under the Code. (See Form C)
          o Each ACCESS PERSON who has not engaged in any personal securities transaction during the preceding year for which a report was required to be filed pursuant to the Code shall include a certification to that effect in his or her annual certification. (See Form C)

H.   NON-PUBLIC INFORMATION COMPLIANCE
     ---------------------------------
     The acknowledgments and certifications described above include relevant provisions with respect to CWAM EMPLOYEES' compliance with CWAM's Compliance Program Concerning Non-Public Information.

I.   RESPONSIBILITY
     --------------
     The CCO, or such personnel as designated by the CCO, shall be responsible for implementing the provisions of Section G above.

J.   QUESTIONS
     ---------
     Any questions about the Code or about the applicability of the Code to a personal securities transaction should be directed to the CCO. If the CCO is not available, questions should be directed to the COO. The CMG Legal Department, or counsel for CWAM may be consulted by the CCO or COO.


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                                       19

K.   COMPLIANCE WITH THE CODE
     ------------------------
     Compliance with this Code is a condition of employment by CWAM. Taking into consideration all relevant circumstances, the Code of Ethics Committee (see Appendix E), and CWAM's President will determine what action is appropriate for any breach of the provisions of the Code. Possible actions include warnings, reprimands, fines, letters of sanction, suspension, termination of employment, or removal from office. See the Sanctions Schedule of Appendix E.

L.   RETENTION OF RECORDS
     --------------------
     The CCO or his designee shall maintain the records listed below for a period of not less than 5 years from the end of the fiscal year during which the last entry was made on such record at an easily accessible place the first two years in CWAM's office:

          o A copy of the Code adopted and implemented pursuant to the Rule as in effect, or at any time within the past five years was in effect.
          o A record of any violation of the Code and of any action taken as a result of the violation.
          o A record of all written acknowledgments as required by the Rule for each person who is currently, or within the past five years was an ACCESS PERSON.
          o A record of the names of the persons who are currently, or within the past five years were, ACCESS PERSONS.
          o A record of any decisions, and the reasons supporting the decision, to approve the acquisition of securities by ACCESS PERSONS for the pre-approval of IPO's and Limited Offerings, for at least five years after the end of the fiscal year in which the approval is granted.

M.   FURNISHING OF THE CODE UPON REQUEST
     -----------------------------------
     CWAM shall furnish a copy of the Code to any CLIENT or potential CLIENT upon request.


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                                       20

                                   Appendix A
                              Beneficial Ownership

For purposes of the CWAM Code of Ethics, the term "BENEFICIAL OWNERSHIP" shall be interpreted in accordance with the definition of "beneficial owner" set forth in Rule 16a-l(a)(2) under the Securities Exchange Act of 1934, as amended, which states that the term "BENEFICIAL OWNER" means "any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in "a security." The term "pecuniary interest" is further defined to mean "the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the subject securities."

The pecuniary interest standard looks beyond the record owner of securities. As a result, the definition of BENEFICIAL OWNERSHIP is very broad and encompasses many situations that might not ordinarily be thought to confer a "pecuniary interest" in or "BENEFICIAL OWNERSHIP" of securities.

SECURITIES DEEMED TO BE "BENEFICIALLY OWNED"

Securities owned "beneficially" would include not only securities held by you for your own benefit, but also securities held (regardless of whether or how they are registered) by others for your benefit in an account over which you have influence or CONTROL, such as securities held for you by custodians, brokers, relatives, executors, administrators, or trustees. The term also includes securities held for your account by pledgees, securities owned by a partnership in which you are a general partner, and securities owned by any corporation that you CONTROL.

Set forth below are some examples of how BENEFICIAL OWNERSHIP may arise in different contexts.

o FAMILY HOLDINGS. Securities held by members of your immediate family sharing the same household with you ("FAMILY/HOUSEHOLD MEMBER") are presumed to be beneficially owned by you. Your "immediate family" includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, significant other, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (but does not include aunts and uncles, or nieces and nephews). The definition also includes adoptive relationships. You may also be deemed to be the beneficial owner of securities held by an immediate family member not living in your household if the family member is economically dependent upon you.

o PARTNERSHIP AND CORPORATE HOLDINGS. A general partner of a general or limited partnership will generally be deemed to beneficially own securities held by the partnership, as long as the partner has direct or indirect influence or CONTROL over the management and affairs of the partnership. A limited partner will generally not be deemed to beneficially own securities held by a limited partnership, provided he or she does not own a controlling voting interest in the partnership. If a corporation is your "alter ego" or "personal holding company", the corporation's holdings of securities are attributable to you.

o    TRUSTS. Securities held by a trust of which you are a beneficiary and over
                                                                       ---
     which you have any direct or indirect influence or CONTROL would be deemed to be beneficially owned by you. An example would be where you as settlor have the power to revoke the trust without the consent of another person, or have or share investment CONTROL over the trust.

o ESTATES. Ordinarily, the term "BENEFICIAL OWNERSHIP" would not include securities held by executors or administrators in estates in which you are a legatee or beneficiary unless there is a specific bequest to you of such securities, or you are the sole legatee or beneficiary and there are other assets in the estate sufficient to pay debts ranking ahead of such bequest.


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                                       21

SECURITIES DEEMED NOT TO BE "BENEFICIALLY OWNED"

For purposes of the CWAM Code of Ethics, the term "BENEFICIAL OWNERSHIP" excludes securities or securities accounts held by you for the benefit of someone else if you do not have a pecuniary interest in such securities or accounts. For example, securities held by a trust would not be considered beneficially owned by you if neither you nor an immediate family member is a beneficiary of the trust. This also includes charitable trusts, foundations and charitable endowment programs established by you or an immediate family member where the beneficiaries are exclusively charitable and the ACCESS PERSON has no right to revoke the gift. Another example illustrating the absence of pecuniary interest, and therefore also of BENEFICIAL OWNERSHIP, would be securities held by an immediate family member not living in the same household with you, and who is not economically dependent upon you.

"INFLUENCE OR CONTROL"

Transactions/Accounts over which neither you nor any other ACCESS PERSON have "ANY DIRECT OR INDIRECT INFLUENCE OR CONTROL" are not subject to the trading restrictions in Part II or reporting requirements in Part III of the Code. To have "influence or CONTROL", you must have an ability to prompt, induce or otherwise effect transactions in the account. Like BENEFICIAL OWNERSHIP, the concept of influence or CONTROL encompasses a wide variety of factual situations. An example of where influence or CONTROL exists would be where you, as a beneficiary of a revocable trust, have significant ongoing business and social relationships with the trustee of the trust. Examples of where influence or CONTROL does not exist would be a true blind trust, or securities held by a limited partnership in which your only participation is as a non-controlling limited partner or a third party discretionary account. The determining factor in each case will be whether you (or any other ACCESS PERSON) have any direct or indirect influence or CONTROL over the securities account.


--------------------------------------------------------------------------------

                                   APPENDIX B
   CWAM Pre-Clearance Procedures for Personal Transactions in Covered Securities
                            and Open-end Mutual Funds
EFFECTIVE FEBRUARY 1, 2005

The following procedure should be used by CWAM EMPLOYEES to pre-clear all personal transactions in COVERED SECURITIES (except exempt transactions covered in Part II F of this Code) and redemption or exchange transactions in OPEN-END MUTUAL FUNDS. Please refer to the CWAM Code of Ethics, effective January 1, 2005 for complete definitions of a COVERED SECURITY and an OPEN-END MUTUAL FUND AND ANY EXEMPT SECURITIES.

COVERED SECURITIES (OTHER THAN OPEN-END MUTUAL FUNDS)
STEP 1: Request authorization from CWAM COMPLIANCE to purchase or sell a COVERED SECURITY by sending an email to Linda Roth, Pat Cunningham, Ken Kalina or Bruce Lauer (in that order).

STEP 2: In the email request, indicate what security you are intending to purchase or sell, the ticker symbol of the security, the number of shares you are intending to trade, and for sales, confirmation that you have held the security for at least 60 days or if not are selling the security at a loss. As indicated in the CWAM Code of Ethics, any gain or loss is based upon a "Last-in" method, which means that the last shares you purchased are the shares considered to be sold for these purposes.

STEP 3: Await confirmation for pre-clearance from CWAM COMPLIANCE to place your personal trade order. Once pre-clearance is received from CWAM COMPLIANCE, your preclearance is good until 4 p.m. EST the same day.

STEP 4: Please retain a copy of the pre-clearance confirmation from CWAM COMPLIANCE for your records.

OPEN-END MUTUAL FUNDS
STEP 1 If you wish to redeem or exchange out of an OPEN-END MUTUAL FUND that you own, you must receive authorization from CWAM COMPLIANCE. To do this, email your request to CWAM COMPLIANCE and have one of the following authorize the transaction: Pat Cunningham, Ken Kalina or Bruce Lauer, in that order. One of these individuals will approve or deny your request via email. Include in your request the name of the fund you are redeeming or exchanging out of, the approximate dollar amount or share amount of the transaction, and certification that you have held the fund for at least 60 days - See Step 2 below for more information.

STEP 2: Please note that the CWAM Code of Ethics requires that you cannot sell a fund within a 60 day period of purchasing it based on the "Last-in" method, which means that the last shares your purchased are the shares considered to be sold for these purposes. You will need to affirm this each time you request authorization from CWAM COMPLIANCE.

STEP 3: After receiving authorization from CWAM COMPLIANCE, you can complete the trade.

If you have any questions regarding pre-clearance procedures for personal transactions, please contact either Ken Kalina at (312) 634-9231 or Pat Cunningham at (312) 634-9824.


--------------------------------------------------------------------------------

                                   Appendix C
                           CWAM Pre-Clearance Process


PROCEDURES
----------
     In determining whether to approve a personal securities transaction ("proposed trade") for an Access or INVESTMENT PERSON, the CCO or his designee shall undertake the following procedures.

ACCESS PERSONS
     EQUITY RESEARCH DATA BASE
     -------------------------
     The proposed trade shall first be compared to the securities listed in the Equity Research Data Base ("ERDB"). The ERDB should show whether a security is currently held by a CWAM CLIENT or is being followed by an ACCESS PERSON. The ACCESS PERSON should cause the ERDB to list a security: (a) when a recommendation to buy or sell such security has been made for any CLIENT or is pending or (b) when the ACCESS PERSON is monitoring such security.

     o If the proposed trade involves a security not listed on the ERDB, the proposed trade generally shall be approved.

     o If the proposed trade involves a security which is listed on the ERDB, the CCO or his designee shall proceed to the Trading System Open Order process.

     TRADING SYSTEM OPEN ORDERS
     --------------------------
     The proposed trade shall next be checked against the open orders maintained by the McGregor Trading System. No proposed trade may be approved for execution on a day during which any CLIENT has a pending order in the same security until that order is fully executed or withdrawn.

     o If the proposed trade involves a security which is the subject of an open order as reflected in the Trading System, the proposed trade may not be approved until seven calendar days after completion of the order, provided that the CCO or his designee has a reasonable basis for concluding that the trade is consistent with the Code, including those procedures mentioned in the Trading System History Records Section following.

     o If the proposed trade does not involve a security which is the subject of an open order, the CCO or his designee shall proceed to the Trading System History Records Section following.

     TRADING SYSTEM HISTORY RECORDS
     ------------------------------
     The proposed trade shall next be compared to recent trades displayed by the McGregor Pre-Trade Clearance System.

     o If the proposed trade involves a security that has been purchased or sold for a CLIENT within the previous seven calendar days, the proposed trade generally shall not be approved. The CCO or his designee only may approve such proposed trade if he has


--------------------------------------------------------------------------------
          a reasonable basis to conclude that the trade nevertheless would be consistent with the Code. The CCO or his designee shall, as necessary, consult with portfolio managers or the appropriate analysts to obtain information such as whether the security is under active consideration for purchase or sale in CLIENT ACCOUNTS, in determining whether a proposed trade shall be approved, consistent with this Appendix C.

     PRE-CLEARANCE PERIOD
     --------------------
     If the proposed trade is not entered by 4 p.m. EST on the next day after 1`` the approval was given, the pre-clearance will expire and the request must be made again.

     o    Monitoring The CCO or his designee shall periodically compare,
          ----------
          not less than quarterly, personal securities transactions against recent trades as displayed on the McGregor Pre-Trade Clearance System. Such comparison shall include consideration of the requirements and prohibitions of this Code, including front-running and conflicts of interest.

     MARKET CAPITALIZATION EXEMPTION
     -------------------------------
     If an ACCESS PERSON requests to purchase or sell any COVERED SECURITY of an issuer that has a market capitalization of $25 billion or more at the time of the transaction, the ACCESS PERSON must still pre-clear the trade; however the above pre-clearance procedures regarding Equity Research Data Base, Trading System Open Orders and Trading System History records are not necessary.

INVESTMENT PERSONS
     o The above procedures relating to Equity Research Data Base, Trading System Open Orders, Trading System History Records and Pre-clearance Period also apply to INVESTMENT PERSONS.

     o See Additional Trading Restrictions Applicable to Investment Persons, Part II E of this Code.


--------------------------------------------------------------------------------

                                   APPENDIX D
                           Hardship Exceptions to the
                          Short-Term Profit Trading Ban

Exceptions to the short-term trading ban on COVERED SECURITIES may be requested in advance to COMPLIANCE, and will generally only be granted in the case of economic hardship, where it is determined that no abuse is involved and the equities of the situation strongly support an exception to the ban.

Circumstances that could provide the basis for an exception from short-term trading restriction might include, for example, among others:

o An involuntary transaction that is the result of unforeseen corporate activity;

o The disclosure of a previously nonpublic, material corporate, economic or political event or activity that could cause a reasonable person in like circumstances to sell a security even if originally purchased as a long-term investment; or

o The ACCESS PERSON's economic circumstances materially change in such a manner that enforcement of the short-term trading ban would result in the ACCESS PERSON being subjected to an avoidable, inequitable economic hardship.


--------------------------------------------------------------------------------

                                   Appendix E
                            Code of Ethics Committee
             Sanctions Schedule for Failure to Comply with the Code

The Code of Ethics Committee will meet quarterly or as needed to review employee Code of Ethics violations identified by COMPLIANCE. The Committee shall in its sole discretion, conduct informational hearings, assess mitigating factors, and impose appropriate sanctions guided by those factors set forth in the schedule
below.   The Committee consists of the CCO, the COO and the CIO of CWAM. The
Fund's CCO may also participate as a non-voting member. While the Committee will be the final arbiter as to appropriate sanctions, CWAM's President may determine what actions are appropriate with respect to an ACCESS PERSON's employment, including termination of employment.

The sanctions as specified in the schedule do not preclude the imposition of
----------------------------------------------------------------------------
more severe penalties depending on the circumstances surrounding the offense.
-----------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Personal Trading Violation          Sanctions Guidelines
-------------------------------------------------------------------------------------------
No Broker/Mutual Fund              1ST OFFENSE: Written Warning
statements or confirms on file or  2ND OFFENSE**: Written Reprimand and/or Monetary Penalty
evidence that duplicate            3RD OR MORE OFFENSES: Monetary Penalty, Freeze Trading
statements have been requested.    accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Trading without receiving pre-     1ST OFFENSE**: Written Warning
clearance(Covered Securities and   2ND OFFENSE: Written Reprimand and/or Monetary Penalty
Mutual Funds)*                     3RD OR MORE OFFENSES: Monetary Penalty, Freeze Trading
                                   accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Trading after being denied         1ST OFFENSE**: Written Reprimand and/or Monetary Penalty
approval*                          2ND OR MORE OFFENSES: Monetary Penalty, Freeze Trading
                                   accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Failure to file a required report  1ST OFFENSE: Written Warning
(Initial, Quarterly and Annual     2ND OFFENSE**: Written Reprimand and/or Monetary Penalty
Reports) within the required time  3RD OR MORE OFFENSES: Monetary Penalty, Freeze Trading
period                             accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Purchasing an Initial Public       1ST OR MORE OFFENSES**: Monetary Penalty, Freeze Trading
Offering (IPO), Hedge Fund or      accounts for 30-90 days and/or Suspension / Termination
Private Placement without
receiving pre-clearance*
-------------------------------------------------------------------------------------------
Trading which violates the same-   1ST OFFENSE**: Written Reprimand and/or Monetary Penalty
day/open order or                  2ND OR MORE OFFENSES: Monetary Penalty, Freeze Trading
recommendation restriction*        accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Trading within the 14 calendar     1ST OFFENSE**: Written Reprimand and/or Monetary Penalty
day blackout period*               2ND OR MORE OFFENSES: Monetary Penalty, Freeze Trading
                                   accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Profiting from short-term          1ST OFFENSE**: Written Reprimand and/or Monetary Penalty
trading*                           2ND OR MORE OFFENSES: Monetary Penalty, Freeze Trading
                                   accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------
Trading Mutual Funds in violation  1ST OFFENSE**: Written Reprimand and/or Monetary Penalty
of the 60 day restriction*         2ND OR MORE OFFENSES: Monetary Penalty, Freeze Trading
                                   accounts for 30-90 days and/or Suspension / Termination
-------------------------------------------------------------------------------------------

* Includes disgorgement of profit as applicable ** Requires review by the Ethics Committee

The following schedule details the monetary penalties that may be applied for each offense.
   o   Access Persons               $100-$500
   o   Investment Persons           $500-$1,000


--------------------------------------------------------------------------------

                                   Appendix F
                            Columbia Management Group
                      Portfolio Holdings Disclosure Policy

Columbia Management Group (CMG) considers information regarding portfolio holdings of the open-end mutual funds it advises to be confidential and proprietary. Selective disclosure of such information can have severe, adverse ramifications for a fund's investors if the information is used to make investment decisions regarding the funds' shares, or is otherwise used in a way that would harm the fund.

In order to prevent the inappropriate selective disclosure of portfolio information, CMG has adopted and implemented this portfolio holdings disclosure policy (the "Policy"). The Policy is also intended to be described by the Funds in response to Item 11(f) of Form N-1A. Each CMG associate is required to familiarize him or herself with the Policy.

A.   POLICY APPLICATION
     ------------------
     The Policy applies to all Funds and CMG operating entities relating to:

     1. The disclosure of portfolio holdings for the Columbia, Columbia Acorn, Wanger, Nations Funds and the CMG institutional funds (collectively, the Funds); and

     2. The disclosure of the holdings of any advisory product that is substantially similar to / highly correlated with a Fund (e.g., an advisory strategy for a private fund or separately managed account with a portfolio of securities that substantially tracks a Fund) (each, a "Mirror Strategy").

B.   PUBLIC DISCLOSURE POLICY
     ------------------------
     1. No disclosure of portfolio holdings information of a Fund or Mirror Strategy shall be made until the day next following the day on which holdings of the relevant Fund are disclosed publicly, except as expressly provided below.

     2. No Fund service provider shall enter into any agreement to disclose Fund portfolio holdings information in exchange for compensation or any other form of consideration.

     3.   CMG shall publicly disclose Fund holdings in the following manner.

          a.   Equity/Fixed Income Funds
               o For equity Funds, a complete list of Fund portfolio holdings shall be posted on the Fund's website on a monthly basis, 30 days after month-end. Three consecutive monthly disclosures shall remain posted for each Fund.
               o For fixed income Funds, a complete list of Fund portfolio holdings shall be posted on the Fund's website on a quarterly basis, 30 days after quarter-end, and shall remain posted until the date on which the Fund files its Form N-CSR or Form N-Q with the Commission for the period that includes the date as of which the website information is current.
               o Equity Fund portfolio holdings information posted on the website shall include the name of each portfolio security, number of shares held by Fund, value of the security and the security's percentage of the Fund's net asset value.
               o Fixed-income Fund portfolio holdings information posted on the website shall include the name of each portfolio security, maturity/rate, par, value and the security's percentage of the Fund's net asset value.


--------------------------------------------------------------------------------

          b.   Money Market Funds
               o    Complete list of Fund portfolio holdings shall be
                    publicly available on the fifth day after month-end.
               o    Holdings shall not be posted to the web sites. Holdings
                    shall be made available upon a request to the Funds'
                    designated service provider.
               o Notice of the availability of holdings shall be made in the applicable Funds' statement of additional information and on the CMG web sites.
               o In order to receive the holdings, any requesting party shall be required to make such request each time that the requester would like to receive the holdings (i.e., there can be no standing arrangement under which a recipient receives holdings whether or not a formal request was made).

C.   CRITERIA FOR PRIOR DISCLOSURE
     -----------------------------
     1. No disclosure of Fund portfolio holdings information prior to its public disclosure may be made unless: (i) the Fund has legitimate business purposes for doing so and (ii) the recipient has entered into a confidentiality agreement, which includes a duty not to trade on the nonpublic information.

     2. In determining the existence of a legitimate business purpose, the following factors, and any additional relevant factors, shall be considered:

          a. that any prior disclosure must be consistent with the antifraud provisions of the federal securities laws and CMG's fiduciary duties;

          b. any conflicts of interest between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other; and

          c. that prior disclosure to a third party, although subject to a confidentiality agreement, would not make lawful conduct that is otherwise unlawful. (The SEC has provided examples of instances in which selective disclosure of a fund's portfolio securities may be appropriate, subject to confidentiality agreements and trading restrictions, including disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the fund's current adviser, disclosure to a newly hired investment adviser or sub-adviser prior to commencing its duties, or disclosure to a rating agency for use in developing a rating.)

     3. Any approved ongoing arrangement to make available information about a Fund's portfolio securities to any person prior to public disclosure must be disclosed in the applicable Fund's statement of additional information, including the identity of the persons who receive the information pursuant to such arrangement.

D.   APPROVED PRIOR DISCLOSURE
     -------------------------
     1. In order to facilitate Fund operations, current portfolio information may be provided to the Funds' principal service providers that have entered into appropriate confidentiality agreements.

     2. The Funds' advisers may make limited disclosures to broker/dealers who may execute transactions on behalf of the Funds; provided that precautions are taken to avoid any potential misuse of the disclosed information.

     Adopted September 28, 2004 by Columbia Acorn Trust and September 29, 2004 by Wanger Advisors Trust


--------------------------------------------------------------------------------

------
 FORM     INITIAL HOLDINGS REPORT
   A      For new Access Persons
------

--------------------------------------------------------------------------------
NOTE:
You must complete and file this form with the CHIEF COMPLIANCE OFFICER of COLUMBIA WANGER ASSET MANAGEMENT no later than 10 days after you become an ACCESS PERSON of COLUMBIA WANGER ASSET MANAGEMENT. Investment account and holdings of COVERED SECURITIES to be supplied to COMPLIANCE shall not be more than 45 days old. Terms in boldface type have the meanings defined in the Code of Ethics of Columbia Wanger Asset Management.
--------------------------------------------------------------------------------

Name of ACCESS PERSON:
                      ----------------------------------------------------------

Initial Certification:
---------------------

I understand that for purposes of the Code I am classified as:

[ ]  An ACCESS PERSON
[ ]  An INVESTMENT PERSON

Initial Holdings Report (check ONE of the following two boxes):
--------------------------------------------------------------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, have BENEFICIAL OWNERSHIP of any COVERED SECURITIES.
[ ] Attached, as APPENDIX A is a complete list of all COVERED SECURITIES in which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP on the Reporting Date.

Accounts with Brokers, Dealers and/or Banks (check ONE of the following two
---------------------------------------------------------------------------
boxes):
------

[ ] Neither I, nor any member of my FAMILY/HOUSEHOLD, had, as of the Reporting Date, any accounts with brokers, dealers or banks in which any securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, or any member of my FAMILY/HOUSEHOLD, has BENEFICIAL OWNERSHIP.

[ ] All accounts that I, and/or any member of my FAMILY/HOUSEHOLD, maintain with brokers, dealers or banks in which securities (including securities which are not COVERED SECURITIES) are held, and with respect to which I, and/or a member of my FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of the Reporting Date are listed on the next page:


--------------------------------------------------------------------------------

------
 FORM
   A
------

-------------------------------------------------------------------------------
Institution:
            ---------------------------------------------------
Name on account:
                -----------------------------------------------
Address:
        -------------------------------------------------------
City, State, Zip Code:
                      -----------------------------------------
Account number:
               ------------------------------------------------
Is this an Open-End Mutual Funds account only?  o Yes    No
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Institution:
            ---------------------------------------------------
Name on account:
                -----------------------------------------------
Address:
        -------------------------------------------------------
City, State, Zip Code:
                      -----------------------------------------
Account number:
               ------------------------------------------------
Is this an Open-End Mutual Funds account only?  o Yes    No
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Institution:
            ---------------------------------------------------
Name on account:
                -----------------------------------------------
Address:
        -------------------------------------------------------
City, State, Zip Code:
                      -----------------------------------------
Account number:
               ------------------------------------------------
Is this an Open-End Mutual Funds account only?  o Yes    No
-------------------------------------------------------------------------------

All information provided in this Form A is true and complete to the best of my knowledge.

I have read the Code, and will keep a copy for future reference. I understand my responsibilities under the Code and agree to comply with all of its terms and conditions. In particular, I understand that the Code applies to me and to all investments in which I have Beneficial Ownership, as well as investments in which members of my Family/Household have Beneficial Ownership.


Signature:                                   Date:
            -------------------------------         ---------------------


--------------------------------------------------------------------------------

------
 FORM
   A
------

INITIAL REPORT OF ALL COVERED SECURITIES

Name of Access Person:
                       --------------------------------------

-------------------------------------------------------------------------------------------------
                                         Number of Shares (or Principal Amount, if not a stock)/
Title/Description of Covered Securities  Ticker Symbol or Cusip (if applicable)
---------------------------------------  --------------------------------------------------------
---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

---------------------------------------  --------------------------------------------------------

-------------------------------------------------------------------------------------------------

                 NOTE:  PLEASE USE ADDITIONAL SHEETS AS NEEDED.
                YOU MAY ATTACH A COPY OF YOUR LAST STATEMENT(S).


--------------------------------------------------------------------------------

------
 FORM      QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT
   B       For Access and Investment Person
------

--------------------------------------------------------------------------------
NOTE: You must complete and file this form with the CHIEF COMPLIANCE OFFICER of COLUMBIA WANGER ASSET MANAGEMENT of which you are an ACCESS PERSON, no later than 30 days after the end of March, June, September and December each year. Terms in boldface type have the meanings defined in the Code of Ethics of Columbia Wanger Asset Management.
--------------------------------------------------------------------------------

Name:
     ---------------------------------------------------------------------------
Status:  [ ] ACCESS   [ ] INVESTMENT   For the Quarter Ended:
                                                             -------------------

            PLEASE RETURN TO THE COMPLIANCE DEPARTMENT (37TH FLOOR)
YOU MUST REPORT all transactions in which you have any direct or indirect beneficial ownership. "Indirect Ownership" includes shares held in the name of
(1) your spouse; (2) your minor children; (3) your adult children and relatives who live in your home; (4) any nominee or other person if you can reacquire title now or in the future.

EXCLUDE from this report: US Government Securities, commercial paper, certificates of deposit, repurchase agreements, banker's acceptance, and any other money market instruments, municipal bonds, and index options.

[ ]  I have no transactions to report for the Quarter:

[ ] The only transactions I need to report during the quarter were in my brokerage accounts or mutual funds account statements of which are sent to the CWAM Compliance Dept. and as such, I am not reporting these on this
                               ---------------------------------------------
     form.
     ----

[ ]  I need to report the following transactions:

--------------------------------------------------------------------------------
Trade Date    Buy/Sell     Qty     Price     Description     Acct #     Broker
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Please attach copies of confirmations

--------------------------------------------------------------------------------
Did you open a New Brokerage Account during the quarter? [ ] No  [ ] Yes
      (If yes please complete information below)

      Institution:
                   -----------------------------------------------------
      Name on account:
                      --------------------------------------------------
      Address:
              ----------------------------------------------------------
      City, State, Zip Code:
                            --------------------------------------------
      Date the Account was opened:
                                  --------------------------------------
      Account number:
                      --------------------------------------------------

--------------------------------------------------------------------------------

Signature:                                        Date:
           -------------------------------------        --------------


--------------------------------------------------------------------------------

------
 FORM      ANNUAL CODE OF ETHICS CERTIFICATION
   C       ANNUAL POLICY CONCERNING MATERIAL
------     NON-PUBLIC INFORMATION
           ANNUAL HOLDINGS REPORT

1.   ANNUAL CERTIFICATION OF THE CODE OF ETHICS (PLEASE INITIAL BOTH
     AFFIRMATIONS)

     A.   I have read the Code, and will keep a copy for future reference.
          I understand my responsibilities under the Code and agree to comply with all of its terms and conditions. In particular, I understand that the Code applies to me and to all investments in which I have BENEFICIAL OWNERSHIP, as well as investments in which members of my FAMILY/HOUSEHOLD HAVE BENEFICIAL OWNERSHIP.

                         -------------------
               Initials:
                         -------------------

     B.   I hereby certify that during the year covered by this report
          December 31, _____, I complied with all applicable requirements of the Code, and have reported to the relevant COMPLIANCE OFFICER all transactions required to be reported under the Code.

                         -------------------
               Initials:
                         -------------------

2. ANNUAL CERTIFICATION OF POLICY & PROCEDURES CONCERNING MATERIAL NON-PUBLIC INFORMATION

     I HAVE READ THE CWAM POLICY & PROCEDURES CONCERNING MATERIAL NON-PUBLIC INFORMATION AND WILL KEEP A COPY FOR FUTURE REFERENCE. I UNDERSTAND MY RESPONSIBILITIES UNDER THIS POLICY AND ACKNOWLEDGE COMPLIANCE WITH THE POLICY.

                         -------------------
               Initials:
                         -------------------


3. ACCOUNTS WITH BROKERS, DEALERS AND/OR BANKS IN WHICH ANY SECURITIES (INCLUDING SECURITIES WHICH ARE NOT COVERED SECURITIES, EXAMPLE: MUTUAL FUNDS HELD WITHIN THESE ACCOUNTS) WERE HELD AS OF DECEMBER 31, ______ AND WITH RESPECT TO WHICH YOU, OR A MEMBER OF YOUR FAMILY/HOUSEHOLD, HAD BENEFICIAL OWNERSHIP:

               [ ]  I HAVE NO ACCOUNTS

               [ ]  I HAVE ACCOUNTS (Please List on separate attachment)


--------------------------------------------------------------------------------

------
 FORM
  C
------

4.   ANNUAL HOLDINGS REPORT
     Please report all COVERED SECURITIES in which you, and/or any member of your FAMILY/HOUSEHOLD, had BENEFICIAL OWNERSHIP as of December 31, _____.

               [ ]  I HAVE NO HOLDINGS TO REPORT

               [ ]  I HAVE ACCOUNTS (Please List on separate attachment)


Note: Terms in boldface type are defined in the full text of the Code of Ethics.

All information provided in this Form C is true and complete to the best of my knowledge.

--------------------------------------------------------------------------------
Name of ACCESS PERSON:
                      --------------------------------
Initials:
                      --------------------------------
Date:
                      --------------------------------

--------------------------------------------------------------------------------

5.   OTHER EXCEPTIONS
     Section D of Part III of the Code exempts certain accounts or plans from the reporting requirements of the Code. Below is a listing of all these types of accounts that have been exempted by this section of the Code. These accounts include:
     a) Non-proprietary 401(k) plans in which I have a beneficial interest (exclusive of the Columbia Acorn Funds, Wanger Advisors Trust, Columbia Funds or Nation Funds),
     b) Investment accounts in which I have a beneficial interest, but no investment discretion, influence or control, and
     c)   529 Plans I participate in


--------------------------------------------------------------------------------

------
 FORM      COLUMBIA WANGER ASSET MANAGEMENT
   D       MULTI-APPROVAL FORM
------

ATTENTION: TO ENSURE EFFICIENT PROCESSING, SUBMIT THE COMPLETED FORM VIA EMAIL
TO: KEN KALINA OR BRUCE LAUER.

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                        SECTION I: REQUIRED - COMPLETE OR CHECK ALL OF THESE REQUIRED FIELDS.
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NAME                                                         DATE
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                   SECTION II: IPO, Hedge Fund or Private Placement Transaction Request for Approval
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SECURITY NAME / DESCRIPTION:                                 BROKER-DEALER HANDLING THE TRANSACTION:

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YOUR RELATIONSHIP TO THE OFFERING:                           IS THE SECURITY ELIGIBLE FOR ACCOUNTS IN WHICH YOU ARE ASSOCIATED?  IF
                                                             NOT, WHERE WILL THE SECURITY BE HELD?

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HOW DID YOU HEAR ABOUT IT?                                   OTHER RELEVANT INFORMATION & ATTACH DOCUMENTATION:


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WHAT IS THE PRINCIPAL AMOUNT OF YOUR REQUESTED TRANSACTION?

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                SECTION III:  Bank of America Affiliate Advised Closed-end Fund Transaction Request for Approval
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SECURITY NAME / DESCRIPTION:                                 BROKER-DEALER HANDLING THE TRANSACTION:

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WHAT IS YOUR RELATIONSHIP TO THE OFFERING?                   IS THE SECURITY ELIGIBLE FOR ACCOUNTS IN WHICH YOU ARE ASSOCIATED?  IF
                                                             NOT, WHERE WILL THE SECURITY BE HELD?

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WHAT IS THE PRINCIPAL AMOUNT OF YOUR REQUESTED TRANSACTION?  OTHER RELEVANT INFORMATION & ATTACH DOCUMENTATION:

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                                      SECTION IV:  Investment Club Request for Approval
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ARE YOU AN INVESTMENT PERSON?     YES  OR  NO                WHAT IS THE STRUCTURE OF THE CLUB?
LIST DEPARTMENT:
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EXPLAIN HOW RESEARCH IS PERFORMED & DECISIONS MADE:          EXPLAIN HOW TRADES ARE MADE:


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WHAT IS YOUR ROLE IN THE CLUB?                               OTHER RELEVANT INFORMATION & ATTACH DOCUMENTATION:

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                               Section V: Officer/Director of Public Company Request for Approval
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ARE YOU AN INVESTMENT PERSON?     YES  OR  NO                POSITION BEING REQUESTED:
FIRM NAME:
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EXPECTED TIME PERIOD FOR POSITION BEING HELD:                EXPLAIN HOW THE POSITION WOULD NOT BE A CONFLICT AND OTHER RELEVANT
                                                             INFORMATION & ATTACH DOCUMENTATION:


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                                                  COMPLIANCE DECISION
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     PERMISSION TO GRANT APPROVAL TO THE CODE REQUIREMENT:

      YES           NO          EFFECTIVE DATE:
-----         -----                            --------------------------

    CMG COMPLIANCE RISK MANAGEMENT

By:
   ------------------------------------------------------------

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FOR COMPLIANCE PURPOSES ONLY:

Date Compliance Received:                                    Compliance Officer Handling:
                             ------------------------------                                     ------------------------------
Date Compliance Responded:
                             ------------------------------
Date Associate Notified:                                     Method of Reporting to Associate:
                             ------------------------------                                     ------------------------------
===================================================================================================================================

MULTI-APPROVAL FORM 1.1.05


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